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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 11, 1998 and January 30, 1998 included in this Current Report on Form 8-K of ENVOY Corporation into the Company's previously filed Registration Statement File Numbers 33-93542, 333-2824 and 333-33207.



                                          /s/   ARTHUR ANDERSEN LLP


Nashville, Tennessee
April 30, 1998